EXHIBIT 10.26BH

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTY-SECOND AMENDMENT TO CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN CSG SYSTEMS, INC. AND CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventy-second Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

WHEREAS, CSG currently provides and Customer consumes those certain [******* services pursuant to the Agreement and as more particularly described in Schedule *, “****,” Subsection **, “**********,” subsection *, “******** ******* ***]”; and

WHEREAS, payment terms for the [******** ******* *** currently provide for mutually agreed ****** fees for certain ******* services based on Customer’s *********** ****** to ***’* ******** ******* **]*; and

WHEREAS, following discussions by the parties, CSG and Customer acknowledge and agree to update and amend the [****** ********** of the *** *** to more accurately reflect Customer’s ******** *** and CSG’s provision and support of the *** ***]; and

WHEREAS, following further discussions by the parties, CSG and Customer agree to amend the current [******* terms for the ******* services associated with Customer’s *********** of the *** *** to a ******* ********* mutually agreed upon ******* model based on the number of Customer’s **** ******* ********* ***********].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.
References in the Agreement to “[******** ***” and references in the Agreement to “******** ******* ***” are hereby deleted and replaced as “******** ******** ***].”

2.
The current fee table, including associated “Notes,” in Schedule *, “[****,” Section *, “*** ********,” Subsection **, “**********,” subsection *, “******** ******* ***,” is deleted in its entirety and replaced, including associated “*****],” as follows:

II. [**********]

F. [******** ******** *** (per ********* **********])

Description of Item/Unit of Measure	Frequency	Fee

1. [*********** and **************] Fees (Note *)	[*** *******]	[*****]
2. [********* *** ********* ********** ******** ******** *** ******* ********] Fees (Note [*])

*********** ** ****/**** ** *******	[*********	[***]
(Note [*) (Note *])
[*) ** ** **,***,*** ********* *********** (Note *)	[*******]	[****,***.**]
[*) **** ********** ***,*** ********* *********** (Note *) (Note *)	[*******]	[****.**]
[*) ********** ********** *********** ******* (*** (*) ********** *******] Fees; [*.*., ***] ([*) *** **** *** **** ******) (Note *) (Note *])	[*******]	[****.**]

Note 1: Development and Implementation of additional functionality of the [******** ******** ***] and associated fees provided pursuant to a mutually agreed upon Statement of Work or Change Order.

Note 2: [********* *** ********* ********** ******** ******** *** ******* ******** **** include Customer’s consumption of ***’* ******** ******** *** from ********’* ********* ***********] via the following Customer channels:

(i)
[***** */* ******* (********** *******) *** ********’* ******** ******* ***************; ***]
(ii)
[******* ******* *** ****** ****** *** ********’* ********* *********** *** ********’* *******; ***]
(iii)
[********** ******* *** ********’* *** *********** *** ********'* ********** *********** collectively, the Customer ******** consuming ******** ******** ***].

Note 3: CSG and Customer have agreed CSG will provide Customer with a [******* ****** of ***,***.** for ****** (**) ****** commencing ******** **** through ******** ****. Each such ****** will be ******* to the **** *******] for which the associated support fee is invoiced.

Note 4: In the event the number of [********’* ********* *********** ******* **,***,*** during any ******** *****, the fees specified above as “**** ********** ***,*** ********* *********** ****” shall apply; for example, if the ********* ********** count is **,***,***, CSG will invoice Customer and Customer will pay CSG ****,***.**; if the ********* ********** count is **,***,***, CSG will invoice Customer and Customer will pay CSG ****,***.** + ****.**].

Note 5: [*** ********* *** ********* ********** ******** ******** *** ******* ******** ****, referenced above, will be subject to the ****** ********** *** ****, pursuant to ******* *.* of the Agreement commencing ******* *, ****].

Note 6: [********* *** ********* ********** ******** ******** *** ******* ******** are required for Customer’s on-going use of the ******** ******** ***].

Note 7: [********** *********** is currently sized for *** (*) ******* in each of CSG’s **** ******* for a ***** of ****** (**) *******].

Note 8: [********* ********** of the ******* and ********** ******** or any further mutually agreed upon additional Customer ********, CSG and Customer agree to review ******** ******** *** ****** on an ** ****** basis but in any event no less than an ****** basis in ******* of each ******** year to evaluate *********** ****** of ******* based on ********’* **** ******* ******** ******** *** ******. ********** ******* will be added as agreed by the parties (email is sufficient) pursuant to the fees specified for the ********** ********** *********** ******* **** in *(*]) above.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Philip Montsinger	By:	/s/ Rasmani Bhattacharya
Name:	Philip Montsinger	Name:	Rasmani Bhattacharya
Title:	Group Vice President	Title:	EVP and General Counsel
Date:	Dec 31, 2022	Date:	Dec 31, 2022